UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   INVESTMENT COMPANY ACT FILE NUMBER 811-8747

                    CHARTWELL DIVIDEND AND INCOME FUND, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                         1235 Westlakes Drive, Suite 400
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                         PNC Bank, National Association
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           Attn: Closed-End Department
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-610-296-1400

                   DATE OF FISCAL YEAR END: NOVEMBER 30, 2007

                     DATE OF REPORTING PERIOD: MAY 31, 2007

ITEM 1.   REPORTS TO STOCKHOLDERS.






                        [GRAPHIC OMITTED]








                                         CHARTWELL
                                         DIVIDEND AND
                                         INCOME FUND, INC.

                                         SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                         DATED MAY 31, 2007

                         [LOGO OMITTED]  CHARTWELL INVESTMENT
                                         PARTNERS
                                         WWW.CHARTWELLIP.COM

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES & STRATEGY (UNAUDITED)

The Chartwell Dividend and Income Fund's (the "Fund") primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying across many industries and asset classes. The Fund is a closed-end management investment company which trades on the New York Stock Exchange under the symbol CWF.

COMMON STOCK

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

HIGH-YIELD CORPORATE BONDS

High-yield bonds are non-investment grade corporate debt obligations rated "Ba1" or lower by Moody's Investors Service, Inc. or "BB+" or lower by Standard and Poor's Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

CONVERTIBLE SECURITIES

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.


                                        2
                                    ---------
                                    CHARTWELL

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

CHANGE TO INVESTMENT STRATEGY REGARDING COVERED CALL OPTIONS

The Board of Directors recently approved a change in the Fund's investment strategy regarding writing (i.e., selling) covered call options. Previously, the Fund was permitted to write covered call options only on equity securities it held in an amount not to exceed 10% of its total assets. On July 25, 2007, the Board revised this investment strategy to permit the Fund to write covered call options on equity securities (including Exchange Traded Funds) or on stock indexes, to provide additional ways to cover these options, and to eliminate the percentage limitation. The Fund will cover call options by: (i) owning the same security or, in the case of options on a stock index, a portfolio of stock substantially replicating the movement of the index, underlying the call option until the option is exercised or expires; (ii) segregating cash or other liquid assets with the Fund's Custodian in an amount equal to the current market value of the call option; or (iii) other methods consistent with applicable laws, rules and regulations.

The writing of call options involves some investment analysis and risks that are different from those associated with securities transactions in common stocks. Options can seek to enhance return through price appreciation of the option, increase income, hedge to reduce overall portfolio risk, and/or hedge to reduce individual security risk. Writing options to seek to increase income in the Fund involves the risk of net loss (after receiving the option premium) if the investment adviser is incorrect in its expectation of the direction or magnitude of the change in securities prices. The successful use of options for hedging purposes also depends in part on the degree of correlation between the option and a security or index of securities. If the investment adviser is incorrect in its expectation of changes in securities prices or its estimation of the correlation between the option and a security index, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The use of options may increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions.



                                        3
                                    ---------
                                    CHARTWELL
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


DEAR SHAREHOLDERS (UNAUDITED),

The Chartwell Dividend and Income Fund's (CWF) total market return for the six months ended May 31, 2007, including reinvested dividends, was 9.73% as compared to the S&P 500 Index return of 10.29% and the Merrill Lynch High Yield Cash Pay Index return of 5.91%. The Net Asset Value (NAV) return exceeded the S&P 500 Index return, rising 10.49% including the reinvestment of dividends.

We maintain our constructive outlook for the stock market and the high yield bond market for the remainder of the year - while recognizing there are numerous issues that may present headwinds to the economy and markets. On the positive side, in our view, job creation has continued at a solid pace in the first half of the year and corporate profits are growing at a good rate for this stage of the economic cycle. We believe valuations for the stock market as a whole are quite reasonable. International economies appear to be strong and with many currencies appreciating versus the US Dollar, US exports are expected to stay strong. In addition, there appears to be ample liquidity in the markets and on companies' balance sheets to continue the rapid pace of equity reduction through both corporate repurchases and private equity buyouts. Lastly, the Federal Reserve (Fed) appears to be satisfied with the balance they have found between economic expansion and the inflation outlook. We expect the Fed to continue to keep the Federal Funds rate unchanged for the foreseeable future.

The issues we will be watching during the remainder of the year include (but are not limited to) the following: long-term interest rates have risen from the start of the year, which could negatively impact the economy and may be having a dampening effect on private equity; oil prices have climbed from $55 a barrel to $70 a barrel over the last few months which could slow consumer spending; the housing market has been weaker since we last wrote due to a combination of stagnant house prices, higher rates and tighter lending standards brought on by the well publicized sub-prime mortgage market issues; the amount of debt issued which is necessary to complete all of the announced buyouts may act as a constraint on the future quantity of deals that may be done and could possibly put a strain on the high yield bond market itself; and corporate profit growth, while strong, appears to be slowing from previous quarters' growth rates and this could have a negative impact on the stock market.

                                        4
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

Weighing all of the positives and possible negatives, we think the economy may grow at a reasonable pace for the remainder of the year while inflation may remain subdued allowing the Federal Reserve to keep monetary policy essentially unchanged. We believe that this should provide a relatively steady backdrop for the markets, allowing them to continue to advance at a reasonable pace. However, we do expect volatility to continue to increase from recent lows due to the level of uncertainty surrounding the resolution of the issues mentioned above. We will continue to be diligent in watching the economy and the markets and will endeavor to make appropriate adjustments in the Fund's portfolio as circumstances warrant.

Please read the equity and fixed income commentary for more information and analysis.

THE ABOVE COMMENTARY REPRESENTS MANAGEMENT'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.


Sincerely,

/s/Winthrop S. Jessup

Winthrop S. Jessup
CHAIRMAN
CHARTWELL DIVIDEND AND INCOME FUND

/s/Bernard P. Schaffer                       /s/Andrew S. Toburen

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER



                            PORTFOLIO MANAGEMENT TEAM

Bernard P. Schaffer                          Andrew S. Toburen
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
EQUITY                                       FIXED INCOME

Paul Matlack                                 Christine F. Williams
PORTFOLIO MANAGER                            PORTFOLIO MANAGER
FIXED INCOME                                 FIXED INCOME


                                        5
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

HOW DID THE FUND PERFORM DURING THE SIX MONTH PERIOD ENDED MAY 31, 2007?

For the six month period ended May 31, 2007, the Fund's market return was 9.73% including dividends reinvested. The Fund's net asset value (NAV) return including dividends reinvested was 10.49%. Despite a significant sell-off in late winter, the equity market (as represented by the S&P 500 Index) returned 10.29% for the same six month period.

The Merrill Lynch High Yield Cash Pay Index returned 5.91% for the six month period ended May 31, 2007. High yield returns outpaced both the 10-year Treasury and investment grade corporate bonds (Merrill Lynch U.S. Corporate Master Index), which returned -1.27% and 0.39% respectively. Macro economic indicators point towards a modestly expanding U.S. economy, default rates remain low, and credit is readily available for most corporate borrowers. Each of these factors helped underpin a positive environment for high yield bonds over the last six months. Investors' appetite for yield drove performance in the lowest quality portion of the market, with CCC-rated issuers returning 10.11% versus 4.00% for BB-rated issuers. The yield on the 10-year Treasury increased 43 basis points to 4.86% during the first half of the fiscal year, while the yield on the overall high yield market fell 27 basis points to finish at 7.66%, resulting in a 70 basis point reduction of the high yield market's risk premium (or "spread").

--------------------------------------------------------------------------------
                 HIGH YIELD SPREAD OVER TREASURIES: LAST 3 YEARS
                           May 31, 2004 - May 31, 2007
                       (Source: Merrill Lynch, Bloomberg)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

         (basis points)
May-04        383
Jun-04        371
Jul-04        369
Aug-04        381
Sep-04        372
Oct-04        355
Nov-04        310
Dec-04        314
Jan-05        341
Feb-05        305
Mar-05        360
Apr-05        423
May-05        423
Jun-05        404
Jul-05        354
Aug-05        390
Sep-05        378
Oct-05        381
Nov-05        394
Dec-05        399
Jan-06        368
Feb-06        369
Mar-06        339
Apr-06        318
May-06        330
Jun-06        351
Jul-06        359
Aug-06        369
Sep-06        365
Oct-06        353
Nov-06        347
Dec-06        318
Jan-07        300
Feb-07        311
Mar-07        312
Apr-07        303
May-07        276
--------------------------------------------------------------------------------

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The equity portion of the Fund returned 11.43% due to several factors. A large position in the Energy sector was very beneficial; a number of our names in the Oil & Gas Exploration and Production industry showed returns of over 20%. Strong performance in a number of stocks, particularly in the Telecommunication


                                        6
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

Services and Consumer Staples sectors were also positive contributors. ALLIANCEBERNSTEIN, COINMACH CORPORATION, ALTRIA GROUP, INC., REDDY ICE HOLDINGS, INC., and LOEWS CORPORATION - CAROLINA GROUP were significant holdings and all had solid returns during the period.

--------------------------------------------------------------------------------
                                  TOTAL RETURN
                          Six Months Ended May 31, 2007

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

CWF Equities                             11.43%
CWF High Yield                            7.11%
S&P 500 Index                            10.29%
Morgan Stanley REIT Index                 1.45%
Merrill Lynch High Yield Cash Pay Index   5.91%
--------------------------------------------------------------------------------

The fixed income portion of the Fund returned 7.11% for the period. The Fund's best performing bonds were PLY GEM INDUSTRIES and WII COMPONENTS, two building products companies whose bond prices recovered after trading lower in late 2006. Other positive contributors to performance included FREEPORT-MCMORAN COPPER & GOLD, an international mining company, and HANGER ORTHOPEDIC GROUP, a leading manufacturer of prosthetics. Every major industry in the Merrill Lynch High Yield Cash Pay Index posted a positive return for the period, led by cable television operators which returned over 8% on average. The Fund did not own any homebuilding bonds which helped relative performance, as homebuilders were the weakest performing sector in high yield during the first half of the year.

--------------------------------------------------------------------------------
                         HIGH YIELD INDUSTRY PERFORMANCE
           Six Months Ended 5/31/07 (Source: Merrill Lynch, Bloomberg)

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

BB INDEX           4.0%
Homebuilding       4.1%
Utilities          4.3%
Gaming             4.5%
Automotive         4.7%
Technology         5.3%
Energy             5.7%
HY INDEX           5.9%
Paper              5.9%
Steel              6.0%
Telecom            6.1%
B INDEX            6.2%
Consumer           6.2%
Chemicals          6.3%
Healthcare         7.7%
Cable TV           8.3%
CCC INDEX         10.1%
--------------------------------------------------------------------------------


                                        7
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

DID ANY COMMON STOCKS OR FIXED INCOME HOLDINGS WITHIN THE FUND UNDERPERFORM RELATIVE TO YOUR EXPECTATIONS?

As can be seen in the chart below, every sector in the S&P 500 Index had a positive performance for the six months ended May 31, 2007. Our holdings in the Financials sector which consisted mostly of bank stocks (of which WACHOVIA CORPORATION, BANK OF AMERICA CORPORATION and WASHINGTON MUTUAL, INC. were among our larger holdings), did not perform as well as we expected due to several factors, increasing concern about the direction of the economy led to concerns about credit quality while net interest margins were being squeezed as short-term interest rates rose faster than long-term rates. BANK OF AMERICA CORPORATION, the largest holding in the portfolio, was down 3.7% in the period mainly due to the issues mentioned above. We continue to believe that this well run company is undervalued and we are receiving a dividend of $2.24 per year (which we expect will continue to grow) for a 4.4% yield (at May 31), while we wait for the market to realize the value in Bank of America's franchise.

--------------------------------------------------------------------------------
                         S&P 500 TOTAL RETURN BY SECTOR
                         (SIX MONTHS ENDED MAY 31, 2007)

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

Energy                         13.10%
Utilities                      16.09%
Telecommunication Services     23.22%
REITS                           2.58%
Industrials                    12.13%
Basic Materials                17.97%
Consumer Discretionary          6.95%
Financials                      7.81%
Consumer Staples                9.46%
Technology                      7.20%
Health Care                    11.33%
--------------------------------------------------------------------------------

The Fund's worst performing bond during the first half of the fiscal year was LEAR CORPORATION, a supplier of automotive interior products. Other underperforming bond positions included BUFFETS, INC., an operator of buffet restaurants, and STEEL DYNAMICS, INC., a mini-mill steel producer.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

In the equity portion of the portfolio the largest change during the period was a reduction in our exposure to the Energy sector. The largest change in this sector was the selling of our position in ASHLAND OIL. We purchased shares in this diversified specialty chemicals company after the announcement of a $10.20 per


                                        8
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

share special dividend in the latter part of last fiscal year. We collected this special dividend and sold the shares at a price higher than the purchase price. Additional purchases were made in the Transportation sector as we initiated positions in GENERAL MARITIME CORPORATION and TAL INTERNATIONAL GROUP, INC.

Recent purchases in the bond portion of the Fund include BALDOR ELECTRIC COMPANY, a manufacturer of electric motors, and HANESBRANDS, INC., a clothing manufacturer. To fund the new purchases we sold a number of positions that had reached our relative value price targets, including ALLIED WASTE NORTH AMERICA, CROWN AMERICAS LLC and E-TRADE.

HOW DID THE FUND TRADE RELATIVE TO ITS NET ASSET VALUE (NAV) DURING THE SIX MONTH PERIOD?

As of May 31, 2007, the Fund was trading at a closing price of $10.27, which is a slight 1.8% premium to its NAV of $10.09. At November 30, 2006, the Fund was trading at a closing price of $9.78, a premium of 2.4% to its NAV of $9.55. Throughout the six month period ended May 31, 2007, the Fund traded between a 0.72% discount to its NAV and a 4.51% premium to its NAV.

--------------------------------------------------------------------------------

                     HISTORY OF FUND PRICE, NAV AND PREMIUM
                          Six Months Ended May 31, 2007
                               (Source: Bloomberg)

[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

                Price           NAV
11/30/06        $9.78         $9.55
12/1/06          9.72          9.55
12/4/06          9.73          9.61
12/5/06          9.70          9.64
12/6/06          9.73          9.65
12/7/06          9.76          9.65
12/8/06          9.75          9.64
12/11/06         9.70          9.68
12/12/06         9.77          9.69
12/13/06         9.86          9.70
12/14/06        10.05          9.73
12/15/06        10.03          9.76
12/18/06         9.95          9.75
12/19/06         9.91          9.68
12/20/06         9.94          9.69
12/21/06         9.82          9.67
12/22/06         9.76          9.66
12/26/06         9.88          9.72
12/27/06         9.85          9.78
12/28/06         9.83          9.78
12/29/06         9.78          9.73
1/3/07           9.77          9.73
1/4/07           9.76          9.72
1/5/07           9.81          9.65
1/8/07           9.87          9.68
1/9/07           9.94          9.69
1/10/07          9.96          9.71
1/11/07          9.98          9.74
1/12/07          9.96          9.77
1/16/07          9.95          9.72
1/17/07          9.88          9.71
1/18/07          9.95          9.68
1/19/07          9.87          9.72
1/22/07          9.88          9.70
1/23/07          9.87          9.75
1/24/07         10.10          9.80
1/25/07         10.04          9.74
1/26/07          9.94          9.76
1/29/07          9.95          9.76
1/30/07          9.95          9.80
1/31/07          9.96          9.84
2/1/07           9.85          9.90
2/2/07           9.95          9.92
2/5/07           9.97          9.93
2/6/07          10.07          9.93
2/7/07          10.12          9.95
2/8/07          10.13          9.96
2/9/07          10.13          9.91
2/12/07         10.17          9.87
2/13/07         10.04          9.94
2/14/07         10.05          9.98
2/15/07         10.08          9.99
2/16/07         10.16         10.00
2/20/07         10.09          9.95
2/21/07         10.03          9.95
2/22/07          9.98          9.95
2/23/07         10.01          9.89
2/26/07          9.95          9.87
2/27/07          9.90          9.64
2/28/07          9.84          9.72
3/1/07           9.61          9.68
3/2/07           9.74          9.59
3/5/07           9.61          9.40
3/6/07           9.60          9.58
3/7/07           9.70          9.58
3/8/07           9.75          9.67
3/9/07           9.85          9.71
3/12/07         10.04          9.71
3/13/07          9.96          9.53
3/14/07          9.86          9.60
3/15/07          9.87          9.68
3/16/07          9.88          9.66
3/19/07          9.96          9.73
3/20/07          9.99          9.70
3/21/07          9.99          9.79
3/22/07         10.02          9.81
3/23/07          9.97          9.83
3/26/07         10.01          9.81
3/27/07         10.04          9.80
3/28/07          9.96          9.78
3/29/07         10.03          9.86
3/31/07         10.03          9.87
4/2/07          10.02          9.88
4/3/07           9.99          9.95
4/4/07          10.00          9.97
4/5/07          10.02          9.96
4/9/07          10.03          9.95
4/10/07         10.17          9.98
4/11/07         10.10          9.95
4/12/07         10.05          9.97
4/13/07         10.03          9.99
4/16/07         10.01         10.07
4/17/07          9.98         10.01
4/18/07          9.98         10.04
4/19/07          9.94          9.99
4/20/07          9.97         10.06
4/23/07         10.01         10.04
4/24/07         10.10         10.04
4/25/07         10.12         10.11
4/26/07         10.13         10.10
4/27/07         10.16         10.11
4/30/07         10.16         10.03
5/1/07          10.14         10.03
5/2/07          10.23         10.08
5/3/07          10.26         10.09
5/4/07          10.30         10.09
5/7/07          10.29         10.09
5/8/07          10.18         10.07
5/9/07          10.19         10.10
5/10/07         10.17         10.01
5/11/07         10.21         10.07
5/14/07         10.26         10.05
5/15/07         10.17          9.92
5/16/07         10.18          9.94
5/17/07         10.15          9.93
5/18/07         10.05          9.95
5/21/07         10.12         10.01
5/22/07         10.12         10.07
5/23/07         10.20         10.04
5/24/07         10.09          9.94
5/25/07         10.16          9.97
5/29/07         10.14         10.03
5/30/07         10.22         10.08
5/31/07         10.27         10.09



              Premium/Discount
 11/30/06          2.408%
 12/1/06           1.780%
 12/4/06           1.249%
 12/5/06           0.622%
 12/6/06           0.829%
 12/7/06           1.140%
 12/8/06           1.141%
 12/11/06          0.207%
 12/12/06          0.826%
 12/13/06          1.649%
 12/14/06          3.289%
 12/15/06          2.766%
 12/18/06          2.051%
 12/19/06          2.376%
 12/20/06          2.580%
 12/21/06          1.551%
 12/22/06          1.035%
 12/26/06          1.646%
 12/27/06          0.716%
 12/28/06          0.511%
 12/29/06          0.514%
 1/3/07            0.411%
 1/4/07            0.412%
 1/5/07            1.658%
 1/8/07            1.963%
 1/9/07            2.580%
 1/10/07           2.575%
 1/11/07           2.464%
 1/12/07           1.945%
 1/16/07           2.366%
 1/17/07           1.751%
 1/18/07           2.789%
 1/19/07           1.543%
 1/22/07           1.856%
 1/23/07           1.231%
 1/24/07           3.061%
 1/25/07           3.080%
 1/26/07           1.844%
 1/29/07           1.947%
 1/30/07           1.531%
 1/31/07           1.220%
 2/1/07           -0.505%
 2/2/07            0.302%
 2/5/07            0.403%
 2/6/07            1.410%
 2/7/07            1.709%
 2/8/07            1.707%
 2/9/07            2.220%
 2/12/07           3.040%
 2/13/07           1.006%
 2/14/07           0.701%
 2/15/07           0.901%
 2/16/07           1.600%
 2/20/07           1.407%
 2/21/07           0.804%
 2/22/07           0.302%
 2/23/07           1.213%
 2/26/07           0.811%
 2/27/07           2.697%
 2/28/07           1.235%
 3/1/07           -0.723%
 3/2/07            1.564%
 3/5/07            2.234%
 3/6/07            0.209%
 3/7/07            1.253%
 3/8/07            0.827%
 3/9/07            1.442%
 3/12/07           3.399%
 3/13/07           4.512%
 3/14/07           2.708%
 3/15/07           1.963%
 3/16/07           2.277%
 3/19/07           2.364%
 3/20/07           2.990%
 3/21/07           2.043%
 3/22/07           2.141%
 3/23/07           1.424%
 3/26/07           2.039%
 3/27/07           2.449%
 3/28/07           1.840%
 3/29/07           1.724%
 3/31/07           1.621%
 4/2/07            1.417%
 4/3/07            0.402%
 4/4/07            0.301%
 4/5/07            0.602%
 4/9/07            0.804%
 4/10/07           1.904%
 4/11/07           1.508%
 4/12/07           0.802%
 4/13/07           0.400%
 4/16/07          -0.596%
 4/17/07          -0.300%
 4/18/07          -0.598%
 4/19/07          -0.501%
 4/20/07          -0.895%
 4/23/07          -0.299%
 4/24/07           0.598%
 4/25/07           0.099%
 4/26/07           0.297%
 4/27/07           0.495%
 4/30/07           1.296%
 5/1/07            1.097%
 5/2/07            1.488%
 5/3/07            1.685%
 5/4/07            2.081%
 5/7/07            1.982%
 5/8/07            1.092%
 5/9/07            0.891%
 5/10/07           1.598%
 5/11/07           1.390%
 5/14/07           2.090%
 5/15/07           2.520%
 5/16/07           2.414%
 5/17/07           2.216%
 5/18/07           1.005%
 5/21/07           1.099%
 5/22/07           0.497%
 5/23/07           1.594%
 5/24/07           1.509%
 5/25/07           1.906%
 5/29/07           1.097%
 5/30/07           1.389%
 5/31/07           1.784%

                                        9
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

WHAT IS YOUR CURRENT OUTLOOK FOR THE EQUITY AND FIXED INCOME MARKETS?

Looking out to the remainder of the Fund's fiscal year, we are somewhat cautious about the expected returns for the equity market. It appears that, while current absolute valuations are not expensive, earnings growth is slowing from its rapid pace over the last few years. Currently, there is uncertainty regarding the path of the economy. Job growth--while solid--has been slowing, industrial production figures have been erratic and official gross domestic product numbers have slowed significantly. There are continued questions as to the strength of the consumer due to the significant slowdown in housing--both in price appreciation and purchase activity. Long-term interest rates have risen significantly since the Fund's fiscal year end and there is some question in the market as to the how much higher rates may go. With these apparent headwinds and the fact that the market is up 23% from the end of May 2006, we believe that the next six months should bring good but not spectacular gains in the stock market with dividend yield continuing to play a significant role. Therefore, we will continue to look to make investments in the equities of companies that have solid business models that generate significant cash flow which the companies return to their shareholders through stable and growing dividends.

We remain constructive in our outlook for the fixed income portion of the Fund. Credit spreads are tight by historical standards, but reflect a modestly growing domestic economy; low default rates and strong demand for yield products. Thus far, the `sub-prime / housing' weakness has been contained to companies that are directly associated with those sectors, namely residential mortgage lenders and homebuilders. In our opinion, the housing market warrants careful scrutiny, as the yet unknown length and magnitude of the current downturn could have a meaningful effect on the overall health of the economy, the credit markets and Fed policy for the rest of the year.

--------------------------------------------------------------------------------
                 HIGH YIELD DEFAULT RATES: LATEST TWELVE MONTHS
                           May 31, 1997 - May 31, 2007
                       (Source: Moody's Investors Service)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

           Default Rate
May-97        1.60%
Jun-97        1.59%
Jul-97        1.84%
Aug-97        2.00%
Sep-97        2.06%
Oct-97        2.12%
Nov-97        2.27%
Dec-97        2.01%
Jan-98        2.07%
Feb-98        2.37%
Mar-98        2.35%
Apr-98        2.63%
May-98        2.69%
Jun-98        2.96%
Jul-98        2.80%
Aug-98        2.69%
Sep-98        2.62%
Oct-98        2.66%
Nov-98        2.80%
Dec-98        3.41%
Jan-99        3.49%
Feb-99        3.59%
Mar-99        3.82%
Apr-99        4.20%
May-99        4.80%
Jun-99        4.85%
Jul-99        5.32%
Aug-99        5.52%
Sep-99        5.84%
Oct-99        5.97%
Nov-99        5.85%
Dec-99        5.56%
Jan-00        5.53%
Feb-00        5.53%
Mar-00        5.67%
Apr-00        5.67%
May-00        5.40%
Jun-00        5.55%
Jul-00        4.96%
Aug-00        5.21%
Sep-00        5.31%
Oct-00        4.96%
Nov-00        5.44%
Dec-00        6.15%
Jan-01        6.69%
Feb-01        7.09%
Mar-01        7.84%
Apr-01        8.03%
May-01        8.09%
Jun-01        8.29%
Jul-01        8.90%
Aug-01        9.37%
Sep-01        9.71%
Oct-01       10.19%
Nov-01       10.22%
Dec-01       10.60%
Jan-02       10.89%
Feb-02       10.73%
Mar-02       10.60%
Apr-02       10.57%
May-02       10.70%
Jun-02       10.54%
Jul-02       10.33%
Aug-02       10.02%
Sep-02        9.78%
Oct-02        9.29%
Nov-02        8.94%
Dec-02        8.43%
Jan-03        7.68%
Feb-03        7.71%
Mar-03        6.98%
Apr-03        6.79%
May-03        6.63%
Jun-03        6.15%
Jul-03        5.87%
Aug-03        6.19%
Sep-03        6.03%
Oct-03        6.07%
Nov-03        5.50%
Dec-03        5.32%
Jan-04        5.12%
Feb-04        4.51%
Mar-04        4.36%
Apr-04        4.11%
May-04        3.64%
Jun-04        3.47%
Jul-04        3.00%
Aug-04        2.37%
Sep-04        2.44%
Oct-04        2.48%
Nov-04        2.53%
Dec-04        2.35%
Jan-05        2.26%
Feb-05        2.62%
Mar-05        2.30%
Apr-05        2.16%
May-05        2.08%
Jun-05        1.95%
Jul-05        1.95%
Aug-05        2.09%
Sep-05        2.09%
Oct-05        2.02%
Nov-05        1.95%
Dec-05        1.91%
Jan-06        1.77%
Feb-06        1.58%
Mar-06        1.64%
Apr-06        1.64%
May-06        1.84%
Jun-06        1.84%
Jul-06        1.78%
Aug-06        1.65%
Sep-06        1.71%
Oct-06        1.76%
Nov-06        1.82%
Dec-06        1.70%
Jan-07        1.75%
Feb-07        1.68%
Mar-07        1.51%
Apr-07        1.56%
May-07        1.44%
--------------------------------------------------------------------------------


                                       10
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

--------------------------------------------------------------------------------
                                 FED FUNDS RATE
                           May 31, 1997 - May 31, 2007
                               (Source: Bloomberg)

[LINE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

05/31/97       5.50%
06/30/97       5.50%
07/31/97       5.50%
08/31/97       5.50%
09/30/97       5.50%
10/31/97       5.50%
11/30/97       5.50%
12/31/97       5.50%
01/31/98       5.50%
02/28/98       5.50%
03/31/98       5.50%
04/30/98       5.50%
05/31/98       5.50%
06/30/98       5.50%
07/31/98       5.50%
08/31/98       5.50%
09/30/98       5.25%
10/31/98       5.00%
11/30/98       4.75%
12/31/98       4.75%
01/31/99       4.75%
02/28/99       4.75%
03/31/99       4.75%
04/30/99       4.75%
05/31/99       4.75%
06/30/99       5.00%
07/31/99       5.00%
08/31/99       5.25%
09/30/99       5.25%
10/31/99       5.25%
11/30/99       5.50%
12/31/99       5.50%
01/31/00       5.50%
02/29/00       5.75%
03/31/00       6.00%
04/30/00       6.00%
05/31/00       6.50%
06/30/00       6.50%
07/31/00       6.50%
08/31/00       6.50%
09/30/00       6.50%
10/31/00       6.50%
11/30/00       6.50%
12/31/00       6.50%
01/31/01       5.50%
02/28/01       5.50%
03/31/01       5.00%
04/30/01       4.50%
05/31/01       4.00%
06/30/01       3.75%
07/31/01       3.75%
08/31/01       3.50%
09/30/01       3.00%
10/31/01       2.50%
11/30/01       2.00%
12/31/01       1.75%
01/31/02       1.75%
02/28/02       1.75%
03/31/02       1.75%
04/30/02       1.75%
05/31/02       1.75%
06/30/02       1.75%
07/31/02       1.75%
08/31/02       1.75%
09/30/02       1.75%
10/31/02       1.75%
11/30/02       1.25%
12/31/02       1.25%
01/31/03       1.25%
02/28/03       1.25%
03/31/03       1.25%
04/30/03       1.25%
05/31/03       1.25%
06/30/03       1.00%
07/31/03       1.00%
08/31/03       1.00%
09/30/03       1.00%
10/31/03       1.00%
11/30/03       1.00%
12/31/03       1.00%
01/31/04       1.00%
02/29/04       1.00%
03/31/04       1.00%
04/30/04       1.00%
05/31/04       1.00%
06/30/04       1.25%
07/31/04       1.25%
08/31/04       1.50%
09/30/04       1.75%
10/31/04       1.75%
11/30/04       2.00%
12/31/04       2.25%
01/31/05       2.25%
02/28/05       2.50%
03/31/05       2.75%
04/30/05       2.75%
05/31/05       3.00%
06/30/05       3.25%
07/31/05       3.25%
08/31/05       3.50%
09/30/05       3.75%
10/31/05       3.75%
11/30/05       4.00%
12/31/05       4.25%
01/31/06       4.50%
02/28/06       4.50%
03/31/06       4.75%
04/30/06       4.75%
05/31/06       5.00%
06/30/06       5.25%
07/31/06       5.25%
08/31/06       5.25%
09/30/06       5.25%
10/31/06       5.25%
11/30/06       5.25%
12/31/06       5.25%
01/31/07       5.25%
02/28/07       5.25%
03/31/07       5.25%
04/30/07       5.25%
05/31/07       5.25%
--------------------------------------------------------------------------------


HOW IS THE FUND POSITIONED AT THE CLOSE OF THE PERIOD?

--------------------------------------------------------------------------------
                        CWF (AS A % OF) TOTAL INVESTMENTS
                               AS OF MAY 31, 2007

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

Equities                  63%
Fixed Income              28%
Cash                       1%
Preferred Term Securities  8%
--------------------------------------------------------------------------------




                                       11
                                   ---------
                                   CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

--------------------------------------------------------------------------------
               FUND EQUITY ALLOCATION AS A % OF TOTAL INVESTMENTS
                              (as of May 31, 2007)

                                [CHART OMITTED]
                    EDGAR REPRESENTATION OF DATA TO FOLLOW:

 Equities                    63%           Basic Materials               0.5%
 Preferred Term Securities    8%           Consumer Staples             13.2%
 Fixed Income                28%           Energy                        5.6%
 Cash                         1%           Financials                   20.0%
                                           Health Care                   0.9%
                                           Industrials                   4.1%
                                           REITS                         8.6%
                                           Telecommunications            6.3%
                                           Utilities                     3.8%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            FUND FIXED INCOME ALLOCATION AS A % OF TOTAL INVESTMENTS
                              (as of May 31, 2007)

                                [CHART OMITTED]
                    EDGAR REPRESENTATION OF DATA TO FOLLOW:

  Basic Industry             3.5%         Equities                      63%
  Capital Goods              7.8%         Preferred Term Securities      8%
  Consumer Cyclical          3.0%         Fixed Income                  28%
  Consumer Staples           1.3%         Cash                           1%
  Energy                     2.5%
  Financial                  3.3%
  Health Care                1.0%
  Real Estate                0.6%
  Telecommunications         3.2%
  Transportation             0.5%
  Utilities                  1.3%
--------------------------------------------------------------------------------

As of May 31, 2007, the percentage of the Fund's total investments held in equities and fixed income was 71% and 28%, respectively. The Fund continues to be overweight high quality, higher dividend paying securities. The market continues to reward companies that provide a high total return, particularly as the equity market returns remain muted relative to earlier periods. In the Equity portion of the portfolio, securities related to the Financial sector continue to represent the largest sector allocation, as favorable valuation, high dividend yield and consistent growth relative to other sectors provide many attractive investment opportunities. Due to the uncertainty around the next move by the Federal Reserve, questions about the strength of the economy and the likely slowing of corporate earnings growth, the Consumer Staples sector is the second largest exposure in the portfolio. We believe that consumer staples should show steadier earnings characteristics in the event of an economic slowdown.

The fixed income portion of the Fund is positioned primarily in B and BB-rated issues. In the current spread environment, we favor higher quality credits in industries that we believe exhibit relatively stable cash flows. Spreads on CCC-rated issuers were at a historical low at the end of May, and we do not believe investors are sufficiently compensated to own most CCC-rated issues currently given their higher risk and relative earnings volatility. The primary goal of the fixed income portion of the portfolio is to provide a consistent level of income in support of the Fund's monthly distribution.



                                       12
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------
(UNAUDITED)

WHAT ARE THE TOP 10 EQUITY HOLDINGS BY PERCENTAGE OF TOTAL INVESTMENTS?

               TOP 10 EQUITIES BY PERCENTAGE OF TOTAL INVESTMENTS

                                                % OF TOTAL
TICKER             SECURITY                    INVESTMENTS             YIELD%
--------------------------------------------------------------------------------
BAC     Bank of America Corporation               5.01                  4.4
MO      Altria Group, Inc.                        3.89                  3.9
AB      AllianceBernstein Holding LP              3.41                  4.0
DRA     Coinmach Corporation, Class A             2.64                  7.5
SFI     iStar Financial, Inc.                     2.46                  6.9
ACAS    American Capital Strategies Limited       2.15                  7.5
WIN     Windstream Corporation                    2.00                  6.7
CG      Loews Corporation-Carolina Group          2.00                  8.7
AINV    Apollo Investment Corporation             1.57                  2.3
OKS     ONEOK Partners LP                         1.56                  5.8




--------------------------------------------------------------------------------

                      DEFINITION OF THE COMPARATIVE INDICES

CONSUMER PRICE INDEX is a measure of the average change in prices over time in a fixed market basket of goods and services.

S&P 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

MERRILL LYNCH HIGH YIELD CASH PAY INDEX is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

MERRILL LYNCH U.S. CORPORATE MASTER INDEX tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market.

MORGAN STANLEY REIT INDEX is an unmanaged total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

--------------------------------------------------------------------------------

                                       13
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


UTILIZATION OF LEVERAGE (UNAUDITED)

The Chartwell Dividend and Income Fund, Inc. has utilized leverage through the issuance of commercial paper. As of May 31, 2007, the Fund had approximately $55 million in leverage outstanding (out of $60 million available) in the form of commercial paper rated A1/P1 by Moody's Investors Service, Inc./Standard & Poor's Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund's gross assets.

The Fund utilizes leveraging to seek to enhance the yield and NAV of its common stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues commercial paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to common stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV of the Fund's common stock. However, in order to benefit common stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit common stock shareholders. IF EITHER OF THESE CONDITIONS CHANGE, THEN THE RISKS OF LEVERAGING WILL BEGIN TO OUTWEIGH THE BENEFITS.

To illustrate these concepts, assume a fund's common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope.




                                       14
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


UTILIZATION OF LEVERAGE (UNAUDITED) (CONCLUDED)

The Fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the Fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to commercial paper holders is significantly lower than the income earned on the Fund's long-term investments, and therefore the common stock shareholders are the beneficiaries of the incremental yield. However, IF SHORT-TERM INTEREST RATES RISE, narrowing the differential between short-term and long-term interest rates, THE INCREMENTAL YIELD PICK-UP ON THE COMMON STOCK WILL BE REDUCED OR ELIMINATED COMPLETELY. At the same time, the market value on the Fund's common stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, IF LONG-TERM INTEREST RATES RISE, THE COMMON STOCK'S NAV WILL REFLECT THE FULL DECLINE IN THE PRICE OF THE PORTFOLIO'S INVESTMENTS, SINCE THE VALUE OF THE FUND'S COMMERCIAL PAPER DOES NOT FLUCTUATE. In addition to the decline in net asset value, the market value of the Fund's common stock may also decline.





                                       15
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED)




ASSET CLASS WEIGHTINGS+:

[BAR CHART OMITTED]
EDGAR REPRESENTATION OF DATA TO FOLLOW:

79.1%        Common Stock
10.5%        Preferred Term Securities
 2.4%        Convertible Preferred Stock
 1.5%        Preferred Stock
37.2%        Corporate Notes/Bonds
 1.6%        Cash Equivalents

+Percentages are based on total net assets of $170,387,290.
Total Investments including leverage are $225,345,175.


                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK--79.1%
BANKS--11.0%
Bank of America Corporation..........................     222,000   $ 11,257,620
National City Corporation............................      25,000        864,750
Old National Bankcorp, Inc...........................      50,000        892,500
PNC Financial Services Group, Inc....................      20,000      1,476,000
Wachovia Corporation.................................      40,000      2,167,600
Washington Mutual, Inc...............................      50,000      2,186,000
                                                                    ------------
                                                                      18,844,470
                                                                    ------------
BASIC INDUSTRY--0.7%
Dow Chemical Company.................................      25,000      1,134,500
                                                                    ------------
CONSUMER STAPLES--17.5%
Altria Group, Inc....................................     122,950      8,741,745
B&G Foods, Inc., Class A.............................      65,000        887,250
B&G Foods, Inc.......................................      41,000        895,440
Coinmach Corporation, Class A........................     539,005      5,929,055
Dean Foods Company...................................      20,000        655,200
Loews Corporation - Carolina Group...................      57,800      4,493,950
Reddy Ice Holdings, Inc..............................     100,000      3,052,000
Regal Entertainment Group, Class A...................     140,000      3,203,200
Reynolds American, Inc...............................      30,000      1,951,200
                                                                    ------------
                                                                      29,809,040
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       16
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
ENERGY--7.1%
Atlas Energy Resource LLC*...........................      20,000   $    716,000
Baker Hughes, Inc....................................      20,000      1,649,600
Calumet Specialty Products Partners LP (c)...........       5,000        256,750
ConocoPhillips.......................................      20,000      1,548,600
Constellation Energy Partners LLC*...................       5,000        177,500
Duncan Energy Partners LP (c)........................      15,000        408,750
Energy Transfer Partners LP (c)......................      50,000      3,060,000
Enterprise Products Partners LP (c)..................      50,000      1,566,000
Linn Energy LLC (c)..................................       7,000        251,720
Sunoco Logistics Partners LP (c).....................      40,000      2,440,000
                                                                    ------------
                                                                      12,074,920
                                                                    ------------
FINANCIAL--12.9%
AllianceBernstein Holding LP (c).....................      83,800      7,660,158
American Capital Strategies Limited..................     100,000      4,843,000
Apollo Investment Corporation........................     149,800      3,524,794
MCG Capital Corporation..............................     145,000      2,557,800
Newcastle Investment Corporation.....................      15,000        444,900
Quadra Realty Trust, Inc.*...........................      35,000        472,150
Star Asia Financial Limited*.........................      50,000        500,000
Technology Investment Capital Corporation............     100,595      1,732,246
XL Capital Limited, Class A..........................       3,272        266,864
                                                                    ------------
                                                                      22,001,912
                                                                    ------------
HEALTHCARE--1.1%
Johnson & Johnson....................................      30,000      1,898,100
                                                                    ------------
INDUSTRIAL--0.7%
General Electric Company.............................      30,000      1,127,400
                                                                    ------------
REAL ESTATE INVESTMENT TRUSTS--10.0%
Alesco Financial, Inc................................     279,000      2,778,840
CapitalSource, Inc...................................      75,000      1,972,500
Deerfield Triarc Capital Corporation.................      70,000      1,134,000
HomeBanc Corporation.................................     450,000        918,000
iStar Financial, Inc.................................     115,000      5,523,450
LTC Properties, Inc..................................      50,000      1,199,000
Northstar Realty Finance Corporation*................      36,150        520,922
RAIT Financial Trust.................................     100,000      2,946,000
                                                                    ------------
                                                                      16,992,712
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       17
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------   ------------
COMMON STOCK (CONTINUED)
TELECOMMUNICATIONS--8.3%
Alaska Communications Systems Group, Inc.............     175,000   $  2,761,500
BCE, Inc.............................................      30,000      1,107,000
Citizens Communications Company......................     200,000      3,170,000
Consolidated Communications Holdings, Inc............      40,000        850,400
Fairpoint Communications, Inc........................     100,000      1,800,000
Windstream Corporation...............................     300,000      4,506,000
                                                                    ------------
                                                                      14,194,900
                                                                    ------------
TRANSPORTATION--4.7%
Aries Maritime Transport Limited.....................      50,000        450,000
Arlington Tankers Limited............................      42,100      1,131,648
General Maritime Corporation.........................      75,000      2,274,000
K-Sea Transportation Partners LP (c).................      10,000        441,800
Nordic American Tanker Shipping......................      16,440        648,394
Tal International Group, Inc.........................      70,000      1,821,400
Teekay LNG Partners LP* (c)..........................      35,000      1,263,850
                                                                    ------------
                                                                       8,031,092
                                                                    ------------
UTILITIES--5.1%
AmeriGas Partners LP (c).............................      15,200        576,232
Kinder Morgan Energy Partners LP (c).................      45,000      2,484,000
ONEOK Partners LP (c)................................      50,900      3,499,884
TEPPCO Partners LP (c)...............................      34,800      1,529,460
Transmontaigne Partners LP (c).......................      15,000        539,400
                                                                    ------------
                                                                       8,628,976
                                                                    ------------
TOTAL COMMON STOCK (COST $119,841,704)...............                134,738,022
                                                                    ------------
PREFERRED TERM SECURITIES+ (A)--10.5%
Alesco Preferred Funding II, 3/15/37.................       5,000        500,000
Alesco Preferred Funding IX, 6/23/36.................       1,000        731,250
Alesco Preferred Funding X, 9/23/36..................       1,000        985,000
Alesco Preferred Funding XI, 12/23/36................       5,000        495,500
Alesco Preferred Funding XII, 12/23/36...............       5,000        500,000
Alesco Preferred Funding XIII, 9/23/37...............       2,500        250,000
Alesco Preferred Funding XV, 12/23/37................       2,500        250,000
I-Preferred Term Securities IV, 6/24/34..............      10,000        820,000
Preferred Term Securities IV, 12/23/31...............      20,000        634,500


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                        NUMBER OF      MARKET
                                                         SHARES        VALUE
                                                        ---------   ------------
PREFERRED TERM SECURITIES+ (A) (CONTINUED)
Preferred Term Securities XIII, 3/24/34..............      10,000   $    787,800
Preferred Term Securities XIV, 6/24/34...............      20,000      1,565,000
Preferred Term Securities XV, 9/24/34................      20,000      1,684,400
Preferred Term Securities XVI, 3/23/35...............      10,000        869,700
Preferred Term Securities XVII, 9/23/35..............       6,000        477,060
Preferred Term Securities XVIII, 6/23/35.............      10,000        803,400
Preferred Term Services XIX, 12/22/35................      10,000        821,700
Preferred Term Securities XX, 3/22/38................      10,000        858,300
Preferred Term Securities XXI, 3/22/38...............      10,000        917,700
Preferred Term Services XXII, 3/22/37................      10,000        920,100
Preferred Term Services XXIII, 12/22/36..............       5,000        469,100
Preferred Term Services XXIV, 3/22/37................       5,000        482,000
Preferred Term Services XXV, 6/22/37.................       5,000        496,250
Taberna Preferred Funding I, 7/15/35.................       2,500        216,400
Taberna Preferred Funding II, 11/5/35................       5,000        376,000
Taberna Preferred Funding Limited, 12/5/36...........       5,000        484,375
Taberna Preferred Funding VII, 2/5/37................       5,000        442,500
                                                                    ------------
TOTAL PREFERRED TERM SECURITIES (COST $18,062,231)...                 17,838,035
                                                                    ------------
CONVERTIBLE PREFERRED STOCK--2.4%
FINANCIAL--2.4%
ACE Limited, 7.800%..................................      26,025        666,760
Merrill Lynch & Company, RIG CAP APP Notes,
   Transocean, 11.000%...............................      27,148      2,173,740
Metlife, Inc., 6.375%................................      25,000        846,000
XL Capital Limited, 7.000%...........................      13,859        395,813
                                                                    ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $3,634,765) .                  4,082,313
                                                                    ------------
PREFERRED STOCK--1.5%
ENERGY--0.2%
TransCanada Corporation..............................      14,905        389,170
                                                                    ------------
REAL ESTATE INVESTMENT TRUST--1.3%
Felcor Lodging Trust, Inc............................      40,000      1,008,400
Solar Cayman Limited+................................      80,000      1,200,000
                                                                    ------------
                                                                       2,208,400
                                                                    ------------
TOTAL PREFERRED STOCK (COST $2,581,501)..............                  2,597,570
                                                                    ------------


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------
CORPORATE NOTES/BONDS--37.2%
BASIC INDUSTRY--4.6%
Baldor Electric Company
   8.625%, 02/15/17..................................  $1,050,000   $  1,134,000
Buhrmann US, Inc.
   8.250%, 07/01/14..................................     620,000        632,400
H&E Equipment Services, Inc.
   8.375%, 07/15/16..................................   1,175,000      1,274,875
Ply Gem Industries, Inc.
   9.000%, 02/15/12..................................   1,000,000        932,500
Quebecor Media
   7.750%, 03/15/16..................................     520,000        548,600
Rental Service Corporation+
   9.500%, 12/01/14..................................     725,000        783,000
WII Components, Inc.
   10.000%, 02/15/12.................................   1,000,000      1,065,000
Williams Scotsman, Inc.
   8.500%, 10/01/15..................................   1,370,000      1,462,475
                                                                    ------------
                                                                       7,832,850
                                                                    ------------
CAPITAL GOODS--10.4%
Aramark Corporation+
   8.500%, 02/01/15..................................   1,000,000      1,056,250
Blount, Inc.
   8.875%, 08/01/12..................................     750,000        783,750
Freeport-McMorgan Copper & Gold
   8.375%, 04/01/17..................................   1,000,000      1,095,000
Georgia-Pacific Corporation+
   7.125%, 01/15/17..................................     100,000        100,250
Gibraltar Industries, Inc., Series B
   8.000%, 12/01/15..................................   1,340,000      1,360,100
Ineos Group Holdings+
   8.500%, 02/15/16..................................   1,020,000      1,031,475
Lear Corporation, Series B
   8.750%, 12/01/16..................................     585,000        564,525
Momentive Performance+
   9.750%, 12/01/14..................................   1,000,000      1,050,000
Nalco Company
   7.750%, 11/15/11..................................   1,050,000      1,092,000
P H Glatfelter+
   7.125%, 05/01/16..................................     680,000        697,000
Quebecor World Capital Corporation+
   8.750%, 03/15/16..................................     975,000      1,011,562


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
CAPITAL GOODS (CONTINUED)
Steel Dynamics, Inc.+
   6.750%, 04/01/15..................................  $  945,000   $    945,000
Superior Essex Communications LLC
   9.000%, 04/15/12..................................   1,450,000      1,515,250
Trimas Corporation
   9.875%, 06/15/12..................................   1,000,000      1,051,250
Tronox Worldwide Finance Corporation
   9.500%, 12/01/12..................................   1,285,000      1,368,525
TRW Automotive, Inc.
   7.250%, 03/15/17..................................   1,050,000      1,057,875
US Corrugated
   10.000%, 06/01/13.................................   1,000,000      1,000,000
Verso Paper Holdings LLC+
   11.375%, 08/01/16.................................   1,000,000      1,075,000
                                                                    ------------
                                                                      17,854,812
                                                                    ------------
CONSUMER CYCLICAL--4.0%
Allied Security Escrow
   11.375%, 07/15/11.................................   1,015,000      1,035,300
Boyd Gaming Corporation
   7.125%, 02/01/16..................................   1,100,000      1,105,500
Buffets, Inc.
   12.500%, 11/01/14.................................     750,000        768,750
MTR Gaming Group, Inc., Series B
   9.750%, 04/01/10..................................     520,000        546,650
MTR Gaming Group, Inc., Series B
   9.000%, 06/01/12..................................     700,000        743,750
Sonic Automotive, Inc., Series B
   8.625%, 08/15/13..................................   1,390,000      1,464,713
Wimar Opco LLC+
   9.625%, 012/15/14.................................   1,150,000      1,167,250
                                                                    ------------
                                                                       6,831,913
                                                                    ------------
CONSUMER STAPLES--1.8%
Brown Shoe Company, Inc.
   8.750%, 05/01/12..................................     800,000        852,000
Hanesbrand, Inc.+(b)
   8.735%, 12/15/14..................................   1,025,000      1,068,562
Idearc, Inc.+
   8.000%, 11/15/16..................................   1,075,000      1,119,344
                                                                    ------------
                                                                       3,039,906
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
ENERGY--3.3%
Bluewater Finance Limited
   10.250%, 02/15/12.................................  $1,000,000   $  1,050,000
Cie Generale Geophysique
   7.750%, 05/15/17..................................   1,000,000      1,060,000
Cimarex Energy Company
   7.125%, 05/01/17..................................     650,000        661,375
Complete Product Services, Inc.+
   8.000%, 12/15/16..................................     780,000        815,100
Copano Energy LLC
   8.125%, 03/01/16..................................     935,000        979,412
Encore Acquisition Company
   7.250%, 12/01/17..................................   1,100,000      1,067,000
                                                                    ------------
                                                                       5,632,887
                                                                    ------------
FINANCIAL--4.4%
Ford Motor Credit Company
   7.000%, 10/01/13..................................   1,950,000      1,868,472
General Motors Acceptance Corporation
   8.000%, 11/01/31..................................   1,590,000      1,751,700
KAR Holdings, Inc.+
   8.750%, 05/01/14..................................   1,270,000      1,301,750
Labranche & Company, Inc.
   11.000%, 05/15/12.................................   1,260,000      1,365,525
Rent-A-Center, Inc., Series B
   7.500%, 05/01/10..................................   1,220,000      1,238,300
                                                                    ------------
                                                                       7,525,747
                                                                    ------------
HEALTHCARE--1.3%
Hanger Orthopedic Group
   10.250%, 06/01/14.................................   1,000,000      1,090,000
Iasis Healthcare Corporation
   8.750%, 06/15/14..................................   1,000,000      1,055,000
                                                                    ------------
                                                                       2,145,000
                                                                    ------------
REAL ESTATE--0.8%
Geo Group, Inc.
   8.250%, 07/15/13..................................   1,340,000      1,407,000
                                                                    ------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       ----------   ------------
CORPORATE NOTES/BONDS (CONTINUED)
TELECOMMUNICATIONS--4.2%
Allbritton Communications Company
   7.750%, 12/15/12..................................  $1,315,000   $  1,362,669
Cincinnati Bell, Inc.
   8.375%, 01/15/14..................................     960,000        988,800
CSC Holdings, Inc.
   7.875%, 02/15/18..................................   1,285,000      1,313,912
Hughes Network Systems
   9.500%, 04/15/14..................................     855,000        908,438
Intelsat Holdings Company
   8.625%, 01/15/15..................................   1,155,000      1,243,069
Mediacom Broadband LLC+
   8.500%, 10/15/15..................................     750,000        781,875
Mediacom Broadband LLC
   8.500%, 10/15/15..................................     500,000        521,250
                                                                    ------------
                                                                       7,120,013
                                                                    ------------

TRANSPORTATION--0.6%
Ship Finance International Limited
   8.500%, 12/15/13..................................   1,000,000      1,038,750
                                                                    ------------
UTILITIES--1.8%
Edison Mission Energy+
   7.000%, 05/15/17..................................     650,000        650,813
Elwood Energy LLC
   8.159%, 07/05/26..................................   1,022,645      1,080,686
NSG Holdings LLC+
   7.750%, 12/15/25..................................   1,200,000      1,269,000
                                                                    ------------
                                                                       3,000,499
                                                                    ------------

TOTAL CORPORATE NOTES/BONDS (COST $61,366,286).......                 63,429,377
                                                                    ------------




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)

                                                       NUMBER OF       MARKET
                                                        SHARES         VALUE
                                                      ----------   -------------
CASH EQUIVALENTS (A)--1.6%
SEI Daily Income Trust, Prime Obligations Fund,
   Class A Shares, 5.320%............................  2,491,884   $  2,491,884
SEI Daily Income Trust, Treasury Fund,
   Class A Shares, 5.230%............................    167,974        167,974
                                                                   ------------
TOTAL CASH EQUIVALENTS (COST $2,659,858).............                 2,659,858
                                                                   ------------
TOTAL INVESTMENTS--132.3%
   (COST $208,146,345)...............................               225,345,175
                                                                   ------------
                                                        WRITTEN
                                                       CONTRACTS
                                                      -----------
COVERED CALL OPTIONS WRITTEN--(0.3)%
Baker Hughes, Inc., Expires 6/16/07, Strike Price $85       (200)       (19,000)
Bank of America Corporation, Expires 6/16/07,
   Strike Price $53..................................       (220)        (1,100)
Bank of America Corporation, Expires 7/21/07,
   Strike Price $53..................................       (700)       (35,000)
BCE, Inc., Expires 6/16/07, Strike Price $35.........       (300)       (64,500)
ConocoPhillips, Expires 6/16/07, Strike Price $75....       (200)       (64,000)
Dow Chemical Company, Expires 7/21/07,
   Strike Price $45..................................       (250)       (42,500)
General Electric Company, Expires 6/16/07,
   Strike Price: $38.................................       (300)       (14,400)
Johnson & Johnson, Expires 7/21/07, Strike Price $65.       (300)       (19,500)
Loews Corporation-Carolina Group, Expires 6/16/07,
   Strike Price $80..................................       (400)       (18,000)
Loews Corporation-Carolina Group, Expires 6/16/07,
   Strike Price: $75.................................       (100)       (32,500)
National City Corporation, Expires 7/21/07,
   Strike Price $35..................................       (250)       (25,625)
PNC Financial Services Group, Inc., Expires 7/21/07,
   Strike Price: $75.................................       (200)       (32,000)
Reynolds American, Inc., Expires 8/18/07,
   Strike Price $70..................................       (300)       (19,500)




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)

                                                        WRITTEN        MARKET
                                                       CONTRACTS       VALUE
                                                      -----------  ------------
COVERED CALL OPTIONS WRITTEN (CONTINUED)
Wachovia Corporation, Expires 6/16/07,
   Strike Price $58..................................       (400)  $     (2,000)
Washington Mutual, Inc., Expires 6/16/07,
   Strike Price $43..................................       (250)       (38,750)
Washington Mutual, Inc., Expires 7/21/07,
   Strike Price $45..................................       (250)       (21,250)
                                                                   ------------
TOTAL COVERED CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED $412,600)......................                  (449,625)
                                                                   ------------
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS--(32.0)%                (54,508,260)
                                                                   ------------
NET ASSETS--100.0%...................................              $170,387,290
                                                                   ============
*   Non Income Producing Security.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. At May 31, 2007, these securities amounted to $34,961,266 or 20.5% of net assets.
(a) Rate shown is the 7-day yield as of May 31, 2007.
(b) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2007.
(c) Securities are considered Master Limited Partnerships. At May 31, 2007, these securities amounted to $25,978,004 or 15.2% of net assets.
LLC Limited Liability Company
LP  Limited Partnership





                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       25
                                    ---------
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--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
AS OF MAY 31, 2007 (UNAUDITED)

ASSETS:
Investments, at value (cost $208,146,345) (Note 1)...............  $225,345,175
Cash.............................................................        77,097
Interest receivable..............................................     1,603,889
Dividends receivable.............................................       433,779
Receivable for securities sold...................................     1,685,258
Prepaid expenses and other assets................................        88,956
                                                                   ------------
     Total assets................................................   229,234,154
                                                                   ------------
LIABILITIES:
Commercial paper (Note 4)........................................    54,625,208
Covered call options written, at value
   (premiums received--$412,600) (Note 1)........................       449,625
Payable for securities purchased.................................     3,502,553
Payable for investment management fees (Note 2)..................       161,724
Payable for administration fees (Note 2).........................        19,026
Accrued expenses and other liabilities...........................        88,728
                                                                   ------------
     Total liabilities...........................................    58,846,864
                                                                   ------------
NET ASSETS.......................................................  $170,387,290
                                                                   ============
NET ASSETS CONSIST OF:
   Common Stock, $0.01 par value
     (authorized 100,000,000 shares).............................  $    168,852
   Additional paid-in capital....................................   186,335,535
   Undistributed net investment income...........................     2,662,907
   Accumulated net realized losses on investments and options....   (35,941,809)
   Net unrealized appreciation on investments and options........    17,161,805
                                                                   -------------
NET ASSETS ......................................................  $170,387,290
                                                                   ============
NET ASSET VALUE PER SHARE:
   $170,387,290 / 16,885,172 shares of Common Stock issued
     and outstanding.............................................  $      10.09
                                                                   ============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       26
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
MAY 31, 2007 (UNAUDITED)

INVESTMENT INCOME:
Dividends........................................................   $ 8,643,442
Interest.........................................................     2,889,948
Foreign tax withholding..........................................        (9,122)
                                                                    -----------
     Total investment income.....................................    11,524,268
                                                                    -----------
EXPENSES:
Investment management fees (Note 2)..............................     1,044,169
Commercial paper fees............................................       134,638
Administration fees (Note 2).....................................       109,919
Professional fees................................................        95,861
Printing and shareholder reports.................................        44,940
Insurance fees....................................................       22,080
Transfer agent fees..............................................        21,626
Registration fees................................................        13,877
Directors' fees and expenses.....................................        13,464
Custodian fees...................................................         7,867
Other operating expenses.........................................         9,368
                                                                    -----------
   Total operating expenses......................................     1,517,809
                                                                    -----------
     Interest Expense (Note 4)...................................     1,462,347
                                                                    -----------
   Total expenses................................................     2,980,156
                                                                    -----------
   Less:
     Investment management fees waived (Note 2)..................       109,859
                                                                    -----------
     Net expenses................................................     2,870,297
                                                                    -----------
     NET INVESTMENT INCOME.......................................     8,653,971
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments.................................     2,154,344
Net realized gain on written call options ........................      267,557
Change in net unrealized appreciation on investments
   and written call options......................................     5,542,343
                                                                    -----------
Net realized and unrealized gain on investments
   and written call options......................................     7,964,244
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $16,618,215
                                                                    ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       27
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED
MAY 31, 2007 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
   Net increase in net assets resulting from operations..........   $16,618,215
   Adjustments to reconcile net increase in net assets resulting from operations to net cast provided by operating activities:
     Purchase of long-term portfolio investments..................  (84,838,836)
     Proceeds from sales of long-term portfolio investments.......   81,618,480
     Purchase of short-term portfolio investments.................  (66,396,482)
     Proceeds from sales of short-term portfolio investments......   66,551,339
     Realized gain on written call options........................     (267,557)
     Premiums received from options written ......................    1,796,356
     Premiums paid to closed options .............................   (1,118,351)
     Amortization of premiums on investments......................       34,803
     Realized gains from security transactions....................   (2,154,344)
     Change in unrealized appreciation from security transactions.   (5,542,343)
     Increase in interest receivable..............................     (133,781)
     Decrease in dividends receivable.............................        9,695
     Increase in receivable for securities sold...................   (1,349,278)
     Decrease in prepaid expenses and other assets................       59,834
     Decrease in commercial paper, at value.......................       (3,945)
     Increase in payable for securities purchased.................    2,074,153
     Increase in payable for investment management fees...........       12,471
     Increase in payable for administration fees..................        1,467
     Decrease in payable for directors' fees......................          (48)
     Decrease in accrued expenses and other liabilities...........      (60,923)
                                                                    -----------
         Net cash provided by operating activities................    6,910,925
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Cash dividends paid to shareholders............................   (7,439,496)
   Reinvestment of dividends resulting in the issuance
     of common stock transactions.................................      595,668
                                                                    -----------
         Net cash used in financing activities....................   (6,843,828)
                                                                    -----------
         Net increase in cash.....................................       67,097

CASH
Cash at beginning of period.......................................       10,000
                                                                    -----------
Cash at end of period............................................   $    77,097
                                                                    ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       28
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CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS


                                                   FOR THE SIX        FOR THE
                                                  MONTHS ENDED      YEAR ENDED
                                                  MAY 31, 2007     NOVEMBER 30,
                                                   (UNAUDITED)         2006
                                                 --------------   --------------
OPERATIONS:
   Net investment income........................  $  8,653,971     $ 10,415,188
   Net realized gain on investments.............     2,154,344       24,492,621
   Net realized gain on written call options ...       267,557        1,335,397
   Change in net unrealized appreciation
     (depreciation) on investments and
     written call options.......................     5,542,343       (5,678,545)
                                                  ------------     ------------
Net increase in net assets
   resulting from operations....................    16,618,215       30,564,661
                                                  ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income........................    (7,439,496)     (15,574,045)
                                                  ------------     ------------
Net decrease in net assets resulting from
   dividends and distributions..................    (7,439,496)     (15,574,045)
                                                  ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Reinvestment of dividends resulting in the
   issuance of Common Stock transactions........       595,668        1,270,678
                                                  ------------     ------------
Total increase in net assets....................     9,774,387       16,261,294
                                                  ------------     ------------
NET ASSETS:
   Beginning of period..........................   160,612,903      144,351,609
                                                  ------------     ------------
   End of period
     (including undistributed net investment
     income of $2,662,907 and $1,448,432,
     respectively)..............................  $170,387,290     $160,612,903
                                                  ============     ============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       29
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                                   FOR THE
                                                                 SIX MONTHS     FOR THE
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                        ENDED      YEAR ENDED
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   MAY 31, 2007  NOVEMBER 30,
FINANCIAL STATEMENTS                                             (UNAUDITED)      2006
                                                                ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................     $   9.55     $   8.65
                                                                  --------     --------
INCOME/GAIN FROM INVESTMENT OPERATIONS:
  Net investment income (1) .................................         0.52         0.63
  Net realized and unrealized gain on
    investment transactions and options .....................         0.46         1.20
                                                                  --------     --------
    Total from investment operations.........................         0.98         1.83
                                                                  --------     --------
LESS DIVIDENDS
  Dividends from net investment income.......................        (0.44)       (0.93)
                                                                  --------     --------
    Total dividends..........................................        (0.44)       (0.93)
                                                                  --------     --------
NET ASSET VALUE, END OF PERIOD...............................     $  10.09     $   9.55
                                                                  ========     ========
MARKET VALUE, END OF PERIOD..................................     $  10.27     $   9.78
                                                                  ========     ========
TOTAL RETURN BASED ON: (2)
  Net asset value............................................        10.49%       22.51%
                                                                  ========     ========
  Market value ..............................................         9.73%        0.36%
                                                                  ========     ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of period (000 omitted)....................     $170,387     $160,613
                                                                  ========     ========
  Total expenses including waiver of fees ...................         3.84%        2.59%
  Total expenses excluding waiver of fees ...................         3.99%        2.68%
  Total operating expenses including waiver of fees (4) .....         1.70%        1.13%
  Total operating expenses excluding waiver of fees (4) .....         1.85%        1.24%
  Commercial paper fees and interest expense.................         2.14%        1.44%
  Net investment income including waiver of fees ............        11.59%        5.07%
  Portfolio turnover ........................................           38%          96%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of period
    (000 omitted) ...........................................     $ 55,000     $ 55,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted)..........................     $ 54,635     $ 54,659
  Asset coverage per $1,000 at end of period.................     $  3,684     $  3,980

-----------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees and interest expense.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       30
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                     FOR THE YEARS ENDED
                                                                        NOVEMBER 30,
                                                                ---------------------------
                                                                      2005          2004
                                                                ----------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........................      $   8.96      $   8.52
                                                                   --------      --------
INCOME/GAIN FROM INVESTMENT OPERATIONS: (1)
  Net investment income .....................................          0.61          0.55
  Net realized and unrealized gain on
    investment transactions and options .....................          0.08          0.89
                                                                   --------      --------
    Total from investment operations ........................          0.69          1.44
                                                                   --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income.......................         (0.53)        (0.54)
  Distributions in excess....................................         (0.01)        (0.46)
  Tax return of capital......................................         (0.46)           --
                                                                   --------      --------
    Total dividends and distributions........................         (1.00)        (1.00)
                                                                   --------      --------
NET ASSET VALUE, END OF YEAR.................................      $   8.65      $   8.96
                                                                   ========      ========
MARKET VALUE, END OF YEAR....................................      $  10.70      $  10.03
                                                                   ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value............................................          8.19%        18.01%
                                                                   ========      ========
  Market value ..............................................         18.14%        14.02%
                                                                   ========      ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted)......................      $144,352      $148,144
                                                                   ========      ========
  Total expenses including waiver of fees ...................          2.90%         2.26%
  Total expenses excluding waiver of fees ...................          3.04%         2.40%
  Total operating expenses including waiver of fees(4) ......          1.59%         1.57%
  Total operating expenses excluding waiver of fees(4) ......          1.73%         1.71%
  Commercial paper fees and interest expense.................          1.31%         0.69%
  Net investment income including waiver of fees ............          7.00%         6.34%
  Portfolio turnover ........................................            80%           99%

LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ...........................................      $ 55,000      $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) .........................      $ 54,794      $ 54,052
  Asset coverage per $1,000 at end of year ..................      $  3,679      $  3,680

-----------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees and interest expense.
Amounts designated as "--" are $0 or have been rounded to $0.


                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       31
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                    FOR THE YEARS ENDED
                                                                        NOVEMBER 30,
                                                                ---------------------------
                                                                     2003          2002
                                                                ---------------------------
NET ASSET VALUE, BEGINNING OF YEAR............................    $   7.47      $   9.76
                                                                  --------      --------
INCOME/GAIN (LOSS) FROM INVESTMENT OPERATIONS: (1)
  Net investment income ......................................        0.60          0.66
  Net realized and unrealized gain (loss) on
    investment transactions and options ......................        1.45         (1.83)
                                                                  --------      --------
    Total from investment operations .........................        2.05         (1.17)
                                                                  --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income........................       (0.61)        (0.66)
  Tax return of capital.......................................       (0.39)        (0.46)
                                                                  --------      --------
    Total dividends and distributions.........................       (1.00)        (1.12)
                                                                  --------      --------
NET ASSET VALUE, END OF YEAR .................................    $   8.52      $   7.47
                                                                  ========      ========
MARKET VALUE, END OF YEAR.....................................    $   9.80      $   7.27
                                                                  ========      ========
TOTAL RETURN BASED ON: (2)
  Net asset value.............................................       28.96%       (13.50)%
                                                                  ========      ========
  Market value ...............................................       51.57%       (22.12)%
                                                                  ========      ========

RATIOS AND SUPPLEMENTAL DATA: (3)
  Net assets, end of year (000 omitted).......................    $139,137      $120,086
                                                                  ========      ========
  Total expenses including waiver of fees ....................        2.40%         2.81%
  Total expenses excluding waiver of fees ....................        2.54%         2.86%
  Total operating expenses including waiver of fees (4) ......        1.57%         1.81%
  Total operating expenses excluding waiver of fees (4) ......        1.86%         1.86%
  Commercial paper fees and interest expense..................        0.68%         1.00%
  Net investment income including waiver of fees..............        7.58%         7.64%
  Portfolio turnover .........................................          99%          102%
LEVERAGE ANALYSIS:
  Aggregate amount outstanding at end of year
    (000 omitted) ............................................    $ 50,000      $ 50,000
  Average daily balance of amortized cost of commercial
    paper outstanding (000 omitted) ..........................    $ 49,925      $ 56,250
  Asset coverage per $1,000 at end of year ...................    $  3,838      $  3,445

-----------------
(1) Based on average shares outstanding.
(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the Redemption of Fund shares.
(3) Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4) Exclusive of commercial paper fees and interest expense.




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                       32
                                    ---------
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
--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Chartwell Dividend and Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 as amended, (the "Act"), as a closed-end, diversified management investment company. Investment operations commenced on June 29, 1998. The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: Investment securities of the Fund that are listed on a securities exchange, except for debt securities, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Investment securities of the Fund that are quoted on the NASDAQ market system are valued at the official closing price, or if there is none, at the last sales price. If there is no reported sale, these securities and unlisted securities for which market quotations are not readily available are valued at last bid price. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. All securities and assets for which quotations are not readily available, of which there were none as of May 31, 2007, are valued in accordance with Fair Value Procedures established by the Board of Directors (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by


                                       33
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


the Fund's Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, among other things: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CASH AND CASH EQUIVALENTS: Idle cash is swept into various money market funds and is classified as cash equivalents on the Schedule of Investments. Amounts so invested are generally available on the same business day.

WRITTEN OPTIONS: When the Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. Net long-term capital gains, if any, in excess of capital loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions, if any, are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund's final distribution for each calendar year may exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed current and accumulated earnings and profit, the excess, distributed from the Fund's assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder's basis. The Board reserves the right to change the aforementioned dividend policy from time to time.


                                       34
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


BORROWINGS: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight-line method.

ILLIQUID SECURITIES: A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"): With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN PREFERRED TERM SECURITIES ("PTSS"): The Fund invests in Preferred Term Securities ("PTSs"), a type of collateralized debt obligation ("CDO"). A PTS is a trust collateralized by a pool of capital securities of affiliated holding corps., typically of, but not limited to, smaller to medium sized banks and insurance companies.

The income tranche of these securities, owned by the Fund, receives residual cash disbursements after the senior tranches are paid a stated rate of interest. Dividend income from these securities is recorded based on anticipated cash flows and the internal rate of return of each PTS. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each PTS quarterly, and may differ from the estimated amounts.

In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), PTSs carry additional risks including, but are


                                       35
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in PTSs that are subordinate to other classes; and (iv) the complex structure of the security may produce disputes with the issuer or unexpected investment results.

NOTE 2. INVESTMENT MANAGEMENT, ADMINISTRATION, CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund's portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund's Managed Assets. "Managed Assets" are the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities, excluding debt related to leveraging, short-term debt and the aggregate liquidation preference of any outstanding preferred stock. The Manager has agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund's Managed Assets. This waiver is voluntary and may be changed at any time.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (the "Administrator"). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. The Fund pays a fee to the Administrator based on the Fund's Managed Assets according to the following rates: 0.10% on the first $250 million of such Managed Assets and 0.09% on such Managed Assets in excess of $250 million, subject to a minimum annual fee of $180,000.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director, who is not an "affiliated person" as defined in the Act (a "Disinterested Director"), a fee of $2,000 for each regular Board Meeting attended, $750 for each special Board Meeting attended, plus $1,000 per year for audit committee members.

For the six months ended May 31, 2007, the Fund incurred a legal expense of $64,558 for services provided by Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

U.S. Bank serves as the custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.




                                       36
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


NOTE 3. PURCHASE AND SALES OF INVESTMENTS

For the six months ended May 31, 2007, purchases and sales of investments, excluding short-term investments, totaled $84,838,836 and $81,618,480, respectively.

The following table summarizes the Fund's call options written for the six months ended May 31, 2007:

                                                 NUMBER OF
                                                 CONTRACTS       PREMIUMS
                                                 ---------      ----------
    Options outstanding, November 30, 2006 ...      4,200       $  299,541
    Options written ..........................     22,257        1,796,356
    Options expired ..........................     (9,039)        (661,986)
    Options exercised ........................     (2,900)        (297,389)
    Options closed ...........................     (9,898)        (723,922)
                                                  -------       ----------
    Options outstanding, May 31, 2007 ........      4,620       $  412,600
                                                  =======       ==========

NOTE 4. COMMERCIAL PAPER

As of May 31, 2007, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,625,208. The average discount rate of commercial paper outstanding at May 31, 2007, was 5.35%. The average daily balance of commercial paper outstanding for the six months ended May 31, 2007, was $54,651,475 at a weighted average discount rate of 5.35%. The maximum face amount of commercial paper outstanding at any time during the six months ended May 31, 2007, was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund has entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.30% per annum on the unused balance. There were no borrowings under this arrangement during the six months ended May 31, 2007.

NOTE 5. CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 16,885,172 shares of common stock outstanding at May 31, 2007, the Manager owned 17,280 shares.

For the six months ended May 31, 2007 and the year ended November 30, 2006, the Fund issued 60,309 and 131,915 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE 6. MARKET AND CREDIT RISKS

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody's. Investments in these higher-yielding securities may be accompanied by a greater degree of credit




                                       37
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund's portfolio securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

NOTE 7. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income or excise tax is required.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                      ORDINARY              RETURN
                       INCOME              OF CAPITAL              TOTALS
                    -----------           ------------          ------------
2006                $15,574,045            $       --            $15,574,045
2005                  9,017,422             7,580,904             16,598,326

As of November 30, 2006, the components of Distributable Earnings (Accumulated Losses) were as follows:

Capital loss carryforwards                                 $(39,428,521)
Net unrealized appreciation                                  12,684,271
Other temporary differences                                   1,448,434
                                                           ------------
Total accumulated losses                                   $(25,295,816)
                                                           ============

The following summarizes the capital loss carryforwards as of November 30, 2006. These capital loss carryforwards are available to offset future net capital gains.

                EXPIRING IN FISCAL YEAR                      AMOUNT
                -----------------------                   -----------
                         2009                             $ 8,123,569
                         2010                              30,533,344
                         2011                                 771,608
                                                          -----------
Total capital loss carryforwards                          $39,428,521
                                                          ===========

During the year ended November 30, 2006, the Fund utilized $25,584,908 of capital loss carryforwards to offset capital gains.




                                       38
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


The Federal tax cost as well as the aggregate gross unrealized appreciation and depreciation on investments excluding written options held by the Fund at May 31, 2007, were as follows:

Federal Tax Cost ...........................................  $208,146,345
                                                              ------------
Aggregate Gross Unrealized Appreciation ....................    21,952,006
Aggregate Gross Unrealized Depreciation ....................    (4,753,176)
                                                              ------------
Net Unrealized Appreciation ................................  $ 17,198,830
                                                              ============

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund will not be required to adopt FIN 48 until May 31, 2008. As of May 31, 2007, the Fund has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, FASB issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS
(SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statements for a fiscal period.




                                       39
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


NOTE 9. SUBSEQUENT EVENTS

The Board of the Fund declared the following dividends:

 DECLARATION DATE     EX-DATE        RECORD DATE     PAYABLE DATE  DIVIDEND RATE
 ----------------     -------        -----------     ------------  -------------
   June 1, 2007    June 19, 2007    June 21, 2007    June 29, 2007   $0.0750
   July 2, 2007    July 17, 2007    July 19, 2007    July 31, 2007    0.0750

NOTE 10. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.





                                       40
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


AUTOMATIC DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC, Inc., as agent for shareholders in administering the Plan (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC, Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC, Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the "ex-dividend" basis or in no event more than 30 days after the



                                       41
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus



                                       42
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

FEDERAL TAX INFORMATION (UNAUDITED)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the six months ended May 31, 2007.

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund.

EFFECTS OF LEVERAGE (UNAUDITED)

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. As of May 31, 2007, the Fund had $30 million outstanding at 5.35% per annum maturing on July 5, 2007, and $25 million at 5.35% per annum maturing on August 2, 2007. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 1.37% to cover interest payments on the commercial paper.

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio
   (net of expenses).............   (10.00)%  (5.00)%   0.00%   5.00%   10.00%
Corresponding return to common
   stockholder...................   (15.28)%  (8.56)%  (1.84)%  4.88%   11.60%




                                       43
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


Assumes $160 million assets attributable to common shareholders; $55 million aggregate leverage with an average interest rate of 5.35%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund toll-free at
(866) 585-6552; (ii) on the Fund's website at www.chartwellip.com; and (iii) on the SEC's website at http://www.sec.gov.

NEW YORK STOCK EXCHANGE CERTIFICATION

The Fund's President has certified to the New York Stock Exchange that, as of May 10, 2007, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.

CHARTWELL BOARD CONSIDERATIONS RELATING TO THE ADVISORY CONTRACT RENEWAL (UNAUDITED)

The Board of Directors of the Fund determined on April 18, 2007 whether to renew the Advisory Agreement with Chartwell Investment Partners, LP ("Chartwell Partners") (the "Agreement"). Prior to making its determination, the Board received detailed information from Chartwell Partners, including, among other things, information provided by Lipper, Inc. ("Lipper") comparing the performance of the Fund for the one, two, three, four and five year periods ended February 28, 2007 to the performance of an income and preferred stock universe selected by Lipper and a leveraged high yield universe selected by Lipper at the request of Chartwell Partners; advisory fee and other expense


                                       44
                                    ---------
                                   CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


information for the Fund as compared to these peer groups; and information provided by Chartwell Partners responsive to requests by the Fund's independent counsel for certain information to assist the Board in its considerations. In addition, the Board reviewed a memorandum from its independent counsel detailing the Board's duties and responsibilities in considering renewal of the Agreement.

In reaching its decision to renew the Agreement, the Board, including a majority of the Directors who are not interested persons under the Investment Company Act of 1940 (the "Independent Directors"), considered, among other things: (i) the nature, extent and quality of Chartwell Partners' services provided to the Fund;
(ii) the experience and qualifications of the portfolio management team; (iii) its investment philosophy and process; (iv) Chartwell Partners' assets under management, client descriptions and performance record for each of its investment strategies; (v) its annual compliance summary; (vi) its soft dollar commission, broker selection, best execution and trade allocation policies;
(vii) current advisory fee arrangements with the Fund and its other clients;
(viii) Lipper information comparing the Fund's performance, advisory fee and expense ratio to that of its peer groups; (ix) Chartwell Partners' financial information and profitability analysis related to providing advisory services to the Fund, including the commission arrangement with Merrill Lynch; (x) any compensation and other possible benefits to Chartwell Partners arising from its advisory and other relationships with the Fund; and (xi) the extent to which economies of scale are relevant to the Fund. The Board noted, in particular, Chartwell Partners' efforts to reduce expenses over the past few years by waiving fees and renegotiating contracts with service providers.

During the course of its deliberations, the Board, including a majority of Independent Directors, reached the following conclusions, among others, regarding Chartwell Partners and the Agreement: the Fund's actual advisory fee and expense ratio are above average in comparison to those of its comparable Lipper peer groups and both are reflective of the unique and bifurcated investment style of the Fund; Chartwell Partners' fees for managing the Fund are reasonable as compared to fees it charges for managing assets for other clients and reflective of the bifurcated investment style of the Fund; the Fund's performance is competitive with that of the comparable Lipper peer groups; the nature, extent and quality of services provided by Chartwell Partners in advising the Fund was satisfactory; the profits earned by Chartwell Partners seemed reasonable; and the benefits derived by Chartwell Partners from managing the Fund, including its use of soft dollars and the way it selects brokers, seemed reasonable. The Independent Directors discussed economies-of-scale, but noted that asset growth to achieve such economies was unlikely for a closed-end fund such as the Fund.

Based on the factors considered, the Board, including a majority of the Independent Directors, concluded that it was appropriate to renew the Agreement.


                                       45
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------


SHAREHOLDER VOTING RESULTS (UNAUDITED)

The Annual Meeting of shareholders of the Chartwell Dividend and Income Fund, Inc. was held on April 18, 2007 at the offices of PFPC, Inc., 103 Bellevue Parkway, Wilmington, Delaware. The description of the proposal and number of shares voted at the meeting are as follows:

--------------------------------------------------------------------------------
                                                    VOTES     VOTES     VOTES
                                                     FOR     AGAINST   WITHHELD
--------------------------------------------------------------------------------
To elect the following
director to serve as the Class II
director for a three-year
term expiring in 2010:     Bernard P. Schaffer   12,294,601      0      117,645

Directors whose terms of office continue beyond this meeting are George W. Grosz, Kenneth F. Herlihy, Winthrop S. Jessup and C. Warren Ormerod.





                                       46
                                    ---------
                                    CHARTWELL

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                      NOTES

--------------------------------------------------------------------------------

CHARTWELL DIVIDEND AND INCOME FUND, INC.                            MAY 31, 2007
--------------------------------------------------------------------------------

DIRECTORS
Winthrop S. Jessup, Chairman
George W. Grosz
Kenneth F. Herlihy
C. Warren Ormerod
Bernard P. Schaffer

OFFICERS
Winthrop S. Jessup, President
G. Gregory Hagar, Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer
Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President
Andrew S. Toburen, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

INVESTMENT MANAGER
Chartwell Investment Partners, L.P.
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

CUSTODIAN
U.S. Bank
Two Liberty Place
Philadelphia, PA 19102

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young, LLP
2001 Market Street, Suite 4000
Philadelphia, PA 19103

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. The investment adviser's commentaries included in this report contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual report.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual report.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on March 19, 2007.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the "1940 Act")) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures, required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are attached hereto as EX-99Cert.

(a)(3) Not applicable.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as EX-99.906Cert.


--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Chartwell Dividend and Income Fund, Inc.


                                        /s/ Winthrop S. Jessup
By (Signature and Title)*               -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date: August 1, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                        /s/ Winthrop S. Jessup
By (Signature and Title)*               -----------------------------
                                        Winthrop S. Jessup, President
                                        (Principal Executive Officer)


Date: August 1, 2007

                                        /s/ G. Gregory Hagar
By (Signature and Title)*               ------------------------------
                                        G. Gregory Hagar, Vice President and CFO
                                        (Principal Financial Officer)


Date: August 1, 2007
* Print the name and title of each signing officer under his or her signature.